January 27, 2000


Securities and Exchange Commission
Operations Center
6432 General Green Way
Alexandria, VA  22312-2413

Gentlemen:

We are transmitting herewith Indiana Energy, Inc.'s
Current Report on Form 8-K.

Very truly yours,



/s/ Douglas S. Schmidt
Douglas S. Schmidt


                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D. C.  20549





                               FORM 8-K


                            CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934





Date of Report (Date of earliest event reported):   January 27, 2000




                        INDIANA ENERGY,INC.
         (Exact name of registrant as specified in its charter)




        INDIANA                     1-9091             35-1654378
(State or other jurisdiction  (Commission File No.) (IRS Employer
 of incorporation)                                   Identification
                                                     Number)





       1630 North Meridian Street, Indianapolis, Indiana  46202
            (Address of principal executive offices)   (Zip Code)





Registrant's telephone number, including area code:   (317) 926-3351


Item 5.    Other Events

On January 27, 2000, Indiana Energy, Inc. (the company) conducted their quarterly conference call with the investment community regarding results of operations and financial position. The script for this teleconference is included herein. This script contains certain subjects that pertain to our growth strategy and may contain forward-looking information. Actual results could differ materially from those that will be projected in this script.

Item 7.    Exhibits

99     Analyst Teleconference Script - First Quarter 2000


                              SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 INDIANA ENERGY, INC.
                                    Registrant




Dated January 27, 2000   /s/Carl L. Chapman
                         Carl L. Chapman
                         Senior Vice President and
                         Chief Financial Officer


Dated January 27, 2000   /s/Jerome A. Benkert
                         Jerome A. Benkert
                         Vice President and Controller